                 GENERAL INSTRUMENT OF TRANSFER AND BILL OF SALE

         KNOW ALL MEN BY THESE PRESENTS, that DUBOIS REALTY PARTNERS, L.P., a Pennsylvania limited partnership having an address at c/o Michael Joseph Development Corporation 2500 Brooktree Drive, Suite 300, Wexford, PA 15090 ("Grantor"), in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, has bargained and sold and by this General Instrument of Transfer and Bill of Sale does GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER to CEDAR DUBOIS, LLC, a Delaware limited liability company, having an address at 44 South Bayles Avenue, Port Washington, New York 11050 (the "Grantee"), all of the right, title and interest of Grantor, in and to the following (collectively, the "Assets"):

         (a) All tangible personal property owned by Grantor and now located upon, attached to, pertaining to, or used in connection with certain real property situated in Sandy Township, Indiana County, Pennsylvania, more particularly identified and described on Exhibit A annexed hereto and hereby made a part hereof (the "Real Estate"), including, without limitation, all equipment, fixtures, machinery, apparatus, blinds, curtains, and treatments, blueprints, plans, specifications, surveys, reports and appraisals and other tangible personal property of any kind and description;

         (b) All intangible personal, property owned by Grantor and now located upon, attached to, pertaining to, or used in connection with the Real Estate, including, without limitation, all trade names, logos and telephone numbers, all warranties and guaranties given in connection with the construction or repair of the buildings, structures and other improvements on the Real Estate, or the purchase of any personal property, and all certificates of occupancy (or the local equivalent), permits, licenses, approvals and authorizations issued by any federal, state, county, municipal governmental or quasi-governmental branch, authority, district, agency, court, tribunal, department, officer, official, board, commission or other instrumentality; and

         (c) The contracts listed on Exhibit A attached hereto pertain to the operation, management or maintenance of the Real Estate ("Service Contracts"). Grantor agrees to indemnify, defend and hold harmless Grantee from and against any loss, cost, claim, liability or expense of whatever kind or nature under the Service Contracts arising or accruing prior to the date hereof.

         The foregoing transfer is made without recourse and without representation or warranty whatsoever, except as above provided and except that Grantor represents and warrants to Assignee that to the best of Grantor's knowledge, the Assets are transferred free and clear of all pledges, liens, encumbrances and other claims of third parties in and to such Assets.

         IN WITNESS WHEREOF, Grantor has executed this General Instrument of Transfer and Bill of Sale as of the 5th day of March, 2004.

                                    DUBOIS REALTY PARTNERS, L.P.,
                                    a Pennsylvania general partnership

                                    By: Michael Joseph Acquisition Corporation,
                                        a Pennsylvania corporation,
                                        its General Partner


                                    By: /s/ Guy J. DiRienzo
                                        ----------------------------------
                                        Guy J. DiRienzo, Vice President

                                    EXHIBIT A
                               (Service Contracts)

1. Property Management contract with Michael Joseph Development Corporation dated December 16, 1999

2. Oral contract with Western Pennsylvania Service Company for the performance of routine maintenance (i.e. landscaping, sidewalk snow removal, trash pickup, lot light repairs, etc.)

3. Oral contract with Robert Cole to sweep the parking lot (excluding the Lowe's parcel)

4. Oral contract with Robert Cole to perform the snow removal for the parking lot (excluding Lowe's parcel)

5. Sprinkler monitoring contract with Premier Security to monitor the sprinkler system for the shopping center (excluding Elder-Beerman and Shop 'N Save buildings)

                                    Exhibit A

PARCEL No. 1:

         ALL that certain piece, parcel or tract of land lying and being situate in Sandy Township, Clearfield County, Pennsylvania, bounded and described as follows to wit:

         BEGINNING at an existing 3/4" rebar set by previous survey on the northern right-of-way for a 16 foot unopened alley as shown on the Harriet Bogle Plan of Lots and surveyed by George Kirk, CE in 1916, said rebar being N 74 degrees 15 minutes 46 seconds W a distance of 694.45 feet from a 3/4" rebar set by previous survey at the intersection of the rights-of-way of said unopened 16 foot alley and Shaffer Road, and being the southeast corner of the herein described parcel,

         THENCE; N 74 degrees 15 minutes 46 seconds W along the northern right-of-way line of a 16 foot unopened alley a distance of 1021.21 feet to an existing 3/4" rebar set by previous survey at the southeast corner of land now or formerly Ida Mae Lockhart & Alberta G, Larson,

         THENCE; N 15 degrees 44 minutes 14 seconds E along lands now or formerly Ida Mae Lockhart & Alberta G. Larson a distance of 150.00 feet to an existing 3/4" rebar set by previous survey,

         THENCE; N 74 degrees 15 minutes 29 seconds W along lands now or formerly Ida Mae Lockhart & Alberta G. Larson a distance of 200.00 feet to an existing 3/4" rebar set by previous survey,

         THENCE; S 15 degrees 44 minutes 14 seconds W along lands now or formerly Ida Mae Lockhart & Alberta G. Larson a distance of 150.00 feet to an existing 3/4" rebar set by previous survey on the northern line of an unopened 16 foot alley,

          THENCE; N 74 degrees 15 minutes 46 seconds W along the northern line of a l6 foot unopened alley a distance of 124,17 feet to an existing 3/4" rebar set by previous survey, and being the southwest corner of the herein described parcel,

         THENCE; N 16 degrees 05 minutes 56 seconds E along lands now or formerly Nedza Real Estate Development Corporation a distance of 758.96 feet to an existing 3/4" rebar set by previous survey, and being the northwest corner of the herein described parcel.

         THENCE; S 74 degrees 21 minutes 30 seconds E along lands now or formerly Nedza Real Estate Development Corporation a distance of 1365.50 feet to an existing 3/4" rebar set by previous survey, and being the northeast corner of the herein described parcel,

         THENCE; S 16 degrees 04 minutes 09 seconds W along lands now or formerly Lowe's Home Improvement Warehouse a distance of 406.81 feet to a P.K. nail set by this survey,

         THENCE; S 54 degrees 25 minutes 38 seconds W along lands now or formerly Lowe's Home Improvement Warehouse a distance of 33.03 feet to a P.K. nail set by this survey,

         THENCE; S 16 degrees 04 minutes 09 seconds W along lands now or formerly Lowe's Home Improvement Warehouse a distance of 328.66 feet to the place of beginning,

         CONTAINING 999,266 square feet or 22.94 Acres.

         TOGETHER WITH the free and common use, right, liberty and privilege of a perpetual easement for ingress and egress over lands now or formerly of DuBois Realty Partners, L.P., Nedza Real Estate Development Corporation and Developac, Inc. pursuant to and as set forth and more particularly described in (a) that certain Industrial Drive Easement among DuBois Realty Partners, L.P., Nedza Real Estate Development Corporation and Developac, Inc. dated October 28, 1999 and recorded in the Office of the Recorder of Deeds of Clearfield County as Instrument No. 199918027, and (b) that certain Agreement dated March 27, 1992 between David C. DuBois and Nedza Real Estate Development Corporation recorded in the Office of the Recorder of Deeds of Clearfield County in Volume 1451, page 426, as modified by that certain Modification of Easement dated October 28, 1999 and recorded in the Office of the Recorder of Deeds of Clearfield County as Instrument No. 199918024.

PARCEL "B":

         ALL that certain piece, parcel or tract of land lying and being situate in Sandy Township, Clearfield County, Pennsylvania, bounded and described as follows to wit:

         BEGINNING at a existing rebar, said rebar being along the eastern right-of-way for Commons Drive and along the southern right-of-way for First Street (T-811; 60-foot R/W) and also being the northwest corner of the herein described parcel;

         THENCE, S 77 Degrees 49 Minutes 25 Seconds E along the southern right-of-way for First Street a distance of 300.13 feet to a existing rebar, said rebar being along the western right-of-way for an unopened 16-foot alley and also being the northeast corner of the herein described parcel;

         THENCE, S 12 Degrees 10 Minutes 35 Seconds W along said unopened 16-foot alley a distance of 150.00 feet to a existing rebar, said rebar being along the northern right-of-way for an unopened 12-foot alley and also being the southeast corner of the herein described parcel;

         THENCE, N 77 Degrees 49 Minutes 25 Seconds W along said unopened 12-foot alley a distance of 302.88 feet to a existing rebar, said rebar being along the eastern right-of-way for Commons Drive and also being the southwest corner of the herein described parcel;

         THENCE, along the eastern right-of-way for Commons Drive by a curve to the left, said curve having a radius of 275.00 feet and an arc distance of 37.27 feet, said arc having a chord bearing of N 16 Degrees 08 Minutes 51 Seconds E and a chord distance of 37.24 feet, to a existing rebar;

         THENCE, N 12 Degrees 15 Minutes 54 Seconds E along the eastern right-of-way for Commons Drive a distance of 112.85 feet to a existing rebar, the point of beginning.

         CONTAINING 45,067.58 square feet or 1.03 acres.

PARCEL "C":

         ALL that certain piece, parcel or tract of land lying and being situate in Sandy Township, Clearfield County, Pennsylvania, bounded and described as follows to wit;

         BEGINNING at a existing rebar, said rebar being along the southern right-of-way for First Street (T-811; 60-foot R/W) and also being the northwest corner of lands now or formerly of Varischetti & Sons, Inc. (Instrument No. 200000767, Parcel 29 on Clearfield County Assessment Map 128-C3-653) and the northeast corner of the herein described parcel;

         THENCE, S 12 Degrees 10 Minutes 35 Seconds W along said lands of Varischetti & Sons, Inc. a distance of 150.00 feet to a existing rebar, said rebar being along the northern right-of-way for a 12-foot unopened alley and also being the southwest corner of said lands of Varischetti & Sons, Inc. and the southeast corner of the herein described parcel;

         THENCE, N 77 Degrees 49 Minutes 25 Seconds W along said 12-foot unopened alley a distance of 100.00 feet to a existing rebar, said rebar being along the eastern right-of-way for a 16-foot unopened alley and being the southwest corner of the herein described parcel;

         THENCE, N 12 Degrees 10 Minutes 35 Seconds E along said 16-foot unopened alley a distance of 150.00 feet to a existing rebar, said rebar being along the southern right-of-way for First Street and also being the northwest corner of the herein described parcel;

         THENCE, S 77 Degrees 49 Minutes 25 Seconds E along the southern right-of-way for First Street a distance of 100.00 feet to a existing rebar, the point of beginning.

         CONTAINING 15,000 square feet or 0.34 acres.

PARCEL "D":

         ALL that certain piece, parcel or tract of land lying and being situate in Sandy Township, Clearfield County, Pennsylvania, bounded and described as follows to wit:

         BEGINNING at a existing rebar, said rebar being along the southern right-of-way for First Street (T-811; 60-foot R/W) and also being the northeast corner of lands now or formerly of Nancy J. and Thomas A. Geist (Deed Book 1047 Page 232, Parcel 18 on Clearfield County Assessment Map 128-C3-653) and the northwest corner of the herein described parcel;

         THENCE, S 77 Degrees 49 Minutes 25 Seconds E along the southern right-of-way for First Street a distance of 100.00 feet to a existing rebar, said rebar being along the western right-of-way for Commons Drive (50-foot R/W) and also being the northeast corner of the herein described parcel;

         THENCE, S 12 Degrees 15 Minutes 54 Seconds W along the western right-of-way for Commons Drive a distance of 112.77 feet to a existing rebar, said rebar being the PC of a curve to the right;

         THENCE, along the western right-of-way for Commons Drive by a curve to the right, said curve having a radius of 225.00 feet and an arc length of 37.41 feet, said arc having a chord bearing of S 17 Degrees 01 Minutes 40 Seconds W and a chord distance of 37.36 feet to a existing rebar, said rebar being along the northern right-of-way for a 12-foot unopened alley and being the southeast corner of the herein described parcel;

         THENCE, N 77 degrees 49 Minutes 25 Seconds W along the northern right-of-way for said 12-foot unopened alley a distance of 96.67 feet to a existing rebar, said rebar being the southwest corner of the herein described parcel;

         THENCE, N 12 Degrees 10 Minutes 35 Seconds E along said lands of Geist a distance of 150.00 feet to a existing rebar, the point of beginning.

         CONTAINING 14,944.22 square feet or 0.34 acres.

PARCEL "E":

         ALL that certain piece, parcel or tract of land lying and being situate in Sandy Township, Clearfield County, Pennsylvania, bounded and described as follows to wit:

         BEGINNING at a existing rebar, said rebar being along the northern right-of-way for S.R.255 (30-foot R/W) and also being the southeast corner of lands now or formerly of Nancy J. and Thomas Geist (Deed Book 1047 Page 232, Parcel 18 on Clearfield County Assessment Map 128-C3-653) and the southwest corner of the herein described parcel;

         THENCE, N 15 Degrees 32 Minutes 02 Seconds E along said lands of Geist a distance of 250.52 feet to a existing rebar, said rebar being the northwest corner of the herein described parcel;

         THENCE, S 77 Degrees 49 Minutes 25 Seconds E along the southern right-of-way for a 12-foot unopened alley a distance of 86.02 feet to a existing rebar, said rebar being along the western right-of-way for Commons Drive (50-foot R/W) and also being the northeast corner of the herein described parcel;

         THENCE, along the western right-of-way for Commons Drive by a curve to the right, said curve having a radius of 225.00 feet and an arc length of 36.45 feet, said arc having a chord bearing of S 29 Degrees 32 Minutes 50 Seconds W and a chord distance of 36.42 feet, to a existing rebar, said rebar being the PT of said curve;

         THENCE, S 34 Degrees 11 Minutes 19 Seconds W along the western right-of-way for Commons Drive a distance of 39.92 feet to a existing rebar, said rebar being the PC of a curve to the left;

         THENCE, along the western right-of-way for Commons Drive by a curve to the left, said curve having a radius of 275.00 feet and an arc length of 89.54 feet, said arc having a chord bearing of S 24 Degrees 51 Minutes 41 Seconds W and a chord distance of 89.14 feet to a existing rebar, said rebar being the PT of said curve;

          THENCE, S 15 Degrees 32 Minutes 02 Seconds W along the western right-of-way for Commons Drive a distance of 44.44 feet to a existing rebar, said rebar being the PC of a curve to the right;

         THENCE, along the western right-of-way for Commons Drive and along the northern right-of-way for S.R.255 by a curve to the right, said curve having a radius of 50.00 feet and an arc length of 78.37 feet, said arc having a chord bearing of S 60 Degree 26 Minutes 21 Seconds W and a chord distance of 70.59 feet to a existing rebar, the point of beginning.

         CONTAINING 14,325.18 square feet or 0.33 acres.